Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Sonangol
We entered into an agreement to establish a 50:50 joint venture with Sonangol called Sonadrill. The joint venture will operate four drillships, focusing on opportunities in Angolan waters. Each of the joint venture parties will bareboat two drillships into Sonadrill and we will manage and operate all the units.

Receipt of overdue receivable
In January 2019, we received $26 million for an overdue receivable which was fully provided in the Predecessor company. This will be recognized as other operating income in our first quarter 2019 results.

Tender offer of New Secured Notes
In February 2019, we launched a consent solicitation for proposed amendments to our Senior Secured Notes due in 2025 where we planned to launch a tender offer for the Senior Secured Notes. The required majority of Note holders representing greater than 50% of the principal amount outstanding agreed to consent to the proposed amendments and to participate in the tender offer.

In March 2019, we launched a c.$311 million tender offer at an offer price of 107. Following completion of the tender offer, the outstanding Senior Secured Notes held by third parties is expected to reduce from $769 million to $458 million.

Dalian Newbuilds
The Newbuild contract for the jack-up rig West Dione was terminated in February 2019. In March 2019, the Seadrill contracting parties commenced arbitration proceedings on all eight Dalian rigs and will claim for repayment of yard installments plus interest and damages.